FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         July 22, 2003

For Further Information Contact:  (609) 386-2400
--------------------------------  --------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 2nd QUARTER EARNINGS


Burlington,  New Jersey,  (July 22, 2003) - FMS Financial  Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $1,299,972 or $.20 diluted earnings per share for the quarter ended June 30, 2003 as compared to net income of $2,337,278 or $.36 diluted earnings per share for the same period in 2002. Earnings for the six months ended June 30, 2003 were $3,139,895 or $.48 diluted earnings per share as compared to net income of $4,389,860 or $.66 diluted earnings per share for the first six months of 2002.

Net interest income after provision for loan losses totaled to $15.5 million for the six months ended June 30, 2003 compared to $16.3 million for the same period in 2002. Total interest income decreased to $25.9 million during the six months ended June 30, 2003 from $29.2 million for the same period in 2002. Total interest expense decreased to $10.2 million during the six months ended June 30, 2003 from $12.8 million for the same period in 2002. The decreases in interest income and interest expense are due primarily to lower market interest rates.

Total assets were $1.2 billion and deposits totaled $853.0 million at June 30, 2003. Non-performing loans at June 30, 2003 amounted to $3.0 million or 0.77% of total loans. The allowance for loan losses was $4.4 million at June 30, 2003 or 149% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank that operates forty banking offices in Burlington, Camden and Mercer Counties, New Jersey.


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FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


--------------------------------------------------------------------------------------------------------------------------------
                                                                                        June 30, 2003          December 31, 2002
                                                                                         (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------------------------------------------------------

     Cash and amounts due from depository institutes                                $         37,049,955    $        41,497,691
     Interest-bearing deposits                                                                   421,154                 12,252
     Short term funds                                                                         32,616,453             46,900,403
                                                                                    ---------------------   --------------------

        Total cash and cash equivalents                                                       70,087,562             88,410,346
     Investment securities held to maturity                                                  217,119,432            164,227,126
     Investment securities available for sale                                                138,375,397            118,612,961
     Loans, net                                                                              380,495,936            361,674,400
     Mortgage-backed securities held to maturity                                             322,125,518            342,122,678
     Accrued interest receivable:
        Loans                                                                                  1,554,456              1,560,272
        Mortgage-backed securities                                                             1,882,128              2,175,776
        Investments                                                                            1,709,603              1,543,610
     Federal Home Loan Bank stock                                                             11,809,620             12,061,720
     Real estate held for development, net                                                             -                 87,926
     Real estate owned, net                                                                      201,421                291,200
     Premises and equipment, net                                                              31,122,424             29,092,970
     Deferred income taxes                                                                     2,259,125              2,972,572
     Prepaid expenses and other assets                                                         1,392,928              1,005,822
     Trust Capital securities issue costs, net                                                   679,077                717,999
     Excess of cost over fair value of assets acquired                                         1,249,400                      -

                                                                                    ---------------------   --------------------
TOTAL ASSETS                                                                        $      1,182,064,027    $     1,126,557,378
                                                                                    =====================   ====================

LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------------------------

Liabilities:
     Deposits                                                                       $        852,989,916    $       800,340,222
     Securities sold under agreements to repurchase                                          225,000,000            225,000,000
     Advances from the Federal Home Loan Bank                                                 11,191,047             11,232,103
     Trust Capital Securities - FMS Statutory Trust 1                                         25,000,000             25,000,000
     Advances by borrowers for taxes and insurance                                             2,418,140              2,049,813
     Accrued interest payable                                                                  1,297,002              1,383,054
     Dividends payable                                                                           194,524                193,914
     Other liabilities                                                                         3,913,800              3,720,453
                                                                                    ---------------------   --------------------
     Total liabilities                                                                     1,122,004,429          1,068,919,559
                                                                                    ---------------------   --------------------

Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,970,309 and 7,949,809 and shares outstanding 6,484,140
        and 6,463,811 as of June 30, 2003 and December 31, 2002, respectively                    797,031                794,981
     Paid-in capital in excess of par                                                          8,482,475              8,279,525
     Accumulated other comprehensive income - net of deferred income taxes                       684,599              1,216,053
     Retained earnings                                                                        60,985,297             58,233,840
     Less:  Treasury stock (1,486,169 and 1,485,998 shares, at cost, as of
        June 30, 2003 and December 31, 2002, respectively)                                   (10,889,804)           (10,886,580)
                                                                                    ---------------------   --------------------
Total stockholders' equity                                                                    60,059,598             57,637,819
                                                                                    ---------------------   --------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $      1,182,064,027    $     1,126,557,378
                                                                                    =====================   ====================

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Three Months ended                    Six Months ended
                                                                         June 30,                             June 30,
                                                         -------------------------------------     -------------------------------
                                                                 2003               2002               2003              2002
----------------------------------------------------------------------------------------------     -------------------------------
INTEREST  INCOME:                                                      (Unaudited)                           (Unaudited)
Interest income on:
    Loans                                                $       6,058,727   $      6,385,849   $    12,284,453    $   12,742,333
    Mortgage-backed securities                                   3,770,334          4,535,948         8,306,479         8,834,263
    Investments                                                  2,608,387          3,917,284         5,278,711         7,573,931
                                                         ------------------  -----------------  ----------------   ---------------
Total interest income                                           12,437,448         14,839,081        25,869,643        29,150,527
                                                         ------------------  -----------------  ----------------   ---------------
INTEREST EXPENSE:
Interest expense on:
    Deposits                                                     2,236,527          3,570,208         4,837,741         7,495,539
    Long term debt                                                 327,575            648,249           659,142           934,082
    Borrowings                                                   2,365,150          2,256,465         4,707,350         4,352,318
                                                         ------------------  -----------------  ----------------   ---------------
Total interest expense                                           4,929,252          6,474,922        10,204,233        12,781,939
                                                         ------------------  -----------------  ----------------   ---------------
NET INTEREST INCOME                                              7,508,196          8,364,159        15,665,410        16,368,588
PROVISION FOR LOAN LOSSES                                           60,000             26,000           120,000            29,000
                                                         ------------------  -----------------  ----------------   ---------------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                              7,448,196          8,338,159        15,545,410        16,339,588
                                                         ------------------  -----------------  ----------------   ---------------
OTHER INCOME (EXPENSE):
    Loan service charges and other fees                             19,920             24,653            43,734            52,663
    Gain on sale of real estate held for development, net                -                  -           600,780                 -
    Gain on sale of loans                                               22                388                51               463
    Gain on sale of investment securities                          222,743                  -           222,743                 -
    Gain on disposal of fixed assets                                     -            100,113          (141,151)          100,113
    Real estate owned operations, net                               28,035             (8,013)           21,205           (15,867)
    Service charges on accounts                                  1,184,345            997,390         2,256,242         1,862,178
    Other income                                                    46,112             66,849            69,465           151,469
                                                         ------------------  -----------------  ----------------   ---------------
Total other income                                               1,501,177          1,181,380         3,073,069         2,151,019
                                                         ------------------  -----------------  ----------------   ---------------
OPERATING EXPENSES:
    Salaries and employee benefits                               3,907,795          3,409,715         7,731,197         6,858,401
    Occupancy and equipment                                      1,360,201          1,113,836         2,688,716         2,220,244
    Purchased services                                             723,733            649,041         1,397,758         1,263,939
    Federal deposit insurance premiums                              31,386             31,146            63,582            62,124
    Professional fees                                              163,703            205,823           341,419           404,036
    Advertising                                                    117,245            121,381           232,856           204,583
    Other                                                          508,511            382,664           990,672           696,218
                                                         ------------------  -----------------  ----------------   ---------------

Total operating expenses                                         6,812,574          5,913,606        13,446,200        11,709,545
                                                         ------------------  -----------------  ----------------   ---------------

INCOME BEFORE INCOME TAXES                                       2,136,799          3,605,933         5,172,279         6,781,062

INCOME TAXES                                                       836,827          1,268,655         2,032,384         2,391,202
                                                         ------------------  -----------------  ----------------   ---------------

NET INCOME                                               $       1,299,972   $      2,337,278   $     3,139,895    $    4,389,860
                                                         ==================  =================  ================   ===============

 BASIC EARNINGS PER COMMON SHARE                         $            0.20   $           0.36   $          0.49    $         0.66
                                                         ==================  =================  ================   ===============

 DILUTED EARNINGS PER COMMON SHARE                       $            0.20   $           0.36   $          0.48    $         0.66
                                                         ==================  =================  ================   ===============

 Dividends declared per common share                     $            0.03   $           0.03   $          0.06    $         0.06
                                                         ==================  =================  ================   ===============
 Weighted average common shares outstanding                      6,473,606          6,547,961         6,468,706         6,632,815
 Potential dilutive effect of the exercise of stock options         45,208             30,445            39,763            20,616
                                                         ------------------  -----------------  ----------------   ---------------
 Adjusted weighted average common shares outstanding             6,518,814          6,578,406         6,508,469         6,653,431
                                                         ==================  =================  ================   ===============
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